EXHIBIT 32.1

NEW GLOBAL ENERGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Global Energy, Inc. (the Company) on Form 10-Q/A Amendment No. 1 for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Perry West, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The contents of the report reasonably complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to New Global Energy, Inc. and will be retained by New Global Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 3, 2015	By:	/s/ Perry West
Perry West
Chief Executive Officer and Chief Financial Officer